Industry-Leading Commercial Vehicle Products

Accuride Second Quarter 2014 Earnings Call

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

- Opening Comments — Rick Dauch, *President & CEO*
  - Q2 2014 Overview
  - Industry Conditions
  - Transitioning from "Fix" to "Grow"
- Financial Information — Greg Risch, *SVP & CFO*
  - Q2 2014 Results
  - 2014 Outlook
- Summary — Rick Dauch
- Q&A — Rick Dauch, Greg Risch

Q2 2014 Overview

Achievements

Continued Strong Financial Performance in 2Q14:

- Net income of $0.11 per share compared to a net loss of $0.11 per share in 2013
- Operating income doubled to $12.3 million
  - Gunite's operating income as a percentage of revenue at levels not seen since 2005-06
- Adjusted EBITDA of $23.2 million compared to $17.9 million in 2013
- Cash of $31.9 million and total liquidity of $72.0 million

Industry Demand Forecasts Continue to Improve:

- Industry forecasters have increased their Class 8 and Trailer production forecasts for 2014
- Aftermarket demand at Gunite stronger in May and June

Operational Improvements & New Technology = New Business Wins/Opportunities & Quality Awards:

- All plants operating at or near world class operating levels
- PLEX successfully launched at Camden facility and on schedule for Q3 launch in Erie
- New Product Technology: Steel Armor™ gaining traction with fleets; Accu-Flange™ introduced in Q2
- Camden and Monterrey facilities won quality awards
- Brillion received new business award of $10 million

Challenges

Disappointing performance at Brillion Iron Works:

- Inventory valuation
- Higher than forecasted maintenance spending levels

Economic Indicators are Positive

ISM Manufacturing Index



80.0
70.0
60.0
50.0
40.0
30.0
20.0
79 82 85 88 91 94 97 00 03 06 09 12 14

13th consecutive mo. of expansion

Housing Starts



2,400
1,900
1,400
900
400
1.001 AR
2000-1 2001-1 2002-1 2003-1 2004-1 2005-1 2006-1 2007-1 2008-1 2009-1 2010-1 2011-1 2012-1 2013-1 2014-1

Starts > 1M in May '14

Auto & Light Truck Sales



Millions
20
18
16
14
12
10
8
ALTSALES
2006 2007 2008 2009 2010 2011 2012 2013 2014

Continued strength

Fleet Utilization



105%
100%
95%
90%
85%
80%
2007 2008 2009 2010 2011 2012 2013 2014

Capacity remains very tight

Fleet Age



Avg. Age in Years
7.0
6.8
6.6
6.4
6.2
6.0
5.8
5.6
5.4
5.2
5.0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Downward trend

Diesel Fuel Prices



WTIC: $/Bbl.
Diesel: $/Gal.
Diesel
WTIC
130
120
110
100
90
80
70
60
50
4.90
4.60
4.30
4.00
3.70
3.40
3.10
2.80
2.50
2010 2011 2012 2013 2014

Stable despite oil spike

Economic & industry indicators continue positive trends

Class 8 Build Projections



85,000
80,000
75,000
70,000
65,000
60,000
55,000
50,000
Delta
FTR
ACT
2012
FTR 273,188
ACT 278,720
2013
FTR 242,936
ACT 245,526
2014
FTR 292,000
ACT 297,428
2015
FTR 293,000
ACT 305,746
1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15

	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15
FTR	73,306	77,720	63,895	58,267	52,784	66,273	63,373	60,506	64,557	72,723	77,200	77,520	77,200	78,900	69,700	67,200
ACT	77,701	78,268	64,901	57,850	54,737	67,064	63,462	60,263	66,953	74,000	79,575	76,900	74,049	77,399	78,999	75,299

2014-15 average build forecasts approaching 300k units

Transitioning from "Fix" to "Grow"

1. **Complete the "FIX" portion of our plan:**
   - Wheels: PLEX launched at Henderson and Camden; CBA negotiations completed at Erie
   - Gunite: Reduce distribution costs; CBA negotiations at Rockford (3Q14)
   - Brillion: Overhead reduction; LEAN systems; select CAPEX to upgrade "core" equipment

2. **Monitor and Manage Liquidity:**
   - Continue tight working capital management
   - CAPEX increased slightly to $25M

3. **Energize the "GROW" portion of our plan:**
   - Sales organization upgrades – Defined metrics; New CRM tool (3Q14); Expand regional coverage
   - Wheels: Industry recovery, Regain market share
   - Gunite: Focus on aftermarket and fleets; Develop new product offerings
   - Brillion: Selectively fill open capacity; Explore partnership to offer integrated products to customers
   - Opportunistically grow wheels globally

Our efforts will increasingly focus on the "Grow" portion of our "Fix & Grow" plan!

Sources: ACT, FTR

Q2 2014 Results

2nd Quarter Results

QTD Period Ending June 30, ***$ Millions***	***2012 Actual***	***2013 Actual***	***2014 Actual***
Net Sales	$229.5	$179.9	$181.6
YOY Growth	*10.2%*	*(21.6%)*	*0.9%*
Operating Income (Loss)	9.9	6.0	12.3
Percent to Sales	*4.3%*	*3.3%*	*6.8%*
Net Interest Income (Expense)	(8.7)	(9.2)	(8.5)
Other Income (Expense)	(0.4)	(0.4)	(0.2)
Profit (Loss) Before Tax From Cont Ops	$0.8	$(3.6)	$3.6
Tax (Provision) Benefit	(1.3)	(1.5)	1.5
Net Income (Loss) From Cont Ops	$(0.6)	$(5.1)	$5.1
Discontinued Operations, Net of Tax	(0.3)	(0.3)	0.2
Net Income (Loss)	$(0.8)	$(5.4)	$5.3
EPS Basic	*(0.02)*	*(0.11)*	*0.11*
EPS Fully Diluted	*(0.02)*	*(0.11)*	*0.11*
Adjusted EBITDA	$25.4	$17.8	$23.2
Percent to Sales	*11.0%*	*9.9%*	*12.8%*

YTD Results

YTD Period Ending June 30, $ Millions	2012 Actual	2013 Actual	2014 Actual
Net Sales	$458.8	$342.9	$348.4
YOY Growth	*16.4%*	*(25.3%)*	*1.6%*
Operating Income (Loss)	17.6	1.2	18.9
Percent to Sales	*3.8%*	*0.3%*	*5.4%*
Net Interest Income (Expense)	(17.4)	(17.9)	(16.9)
Other Income (Expense)	(0.3)	(0.3)	(0.7)
Profit (Loss) Before Tax From Cont Ops	$(0.1)	$(17.0)	$1.3
Tax (Provision) Benefit	(2.9)	(2.9)	0.6
Net Income (Loss) From Cont Ops	$(3.0)	$(19.9)	$1.8
Discontinued Operations, Net of Tax	(0.8)	(1.5)	(0.1)
Net Income (Loss)	$(3.8)	$(21.3)	$1.7
EPS Basic	*(0.08)*	*(0.45)*	*0.04*
EPS Fully Diluted	*(0.08)*	*(0.45)*	*0.04*
Adjusted EBITDA	$47.3	$26.0	$41.2
Percent to Sales	*10.3%*	*7.6%*	*11.8%*

Consolidated Results

Q2 Consolidated Revenue (1)



$250.0
$200.0
$150.0
$100.0
$50.0
$-
$229.5
$179.9
$181.6
2012
2013
2014

Q2 Consolidated Adjusted EBITDA (1)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$25.4
$17.8
$23.2
2012
2013
2014

Consolidated Revenue Breakout

(2013 Full Year)

Business Segment



Brillion 17%
Gunite 26%
Wheels 57%

Customer



Navistar 14%
Daimler 14%
Volvo/Mack 9%
Paccar 7%
Other 56%

Market Segment



Other 22%
A/M 37%
Military 2%
Trailer 9%
Class 5-8 30%

1) From continuing operations

Wheels & Gunite Segments

Q2 Wheels Revenue



$115.0
$110.0
$105.0
$100.0
$95.0
$90.0
$112.9
$99.5
$101.2
2012
2013
2014

Q2 Wheels Adjusted EBITDA



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$25.8
$20.7
$20.9
2012
2013
2014

Q2 Gunite Revenue



$80.0
$60.0
$40.0
$20.0
$-
$67.3
$51.2
$48.3
2012
2013
2014

Q2 Gunite Adjusted EBITDA



$10.0
$8.0
$6.0
$4.0
$2.0
$-
$1.1
$4.6
$8.3
2012
2013
2014

Brillion Segment



Q2 Brillion Revenue
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$49.3
$29.3
$32.1
2012
2013
2014



Q2 Brillion Adjusted EBITDA
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$8.8
$3.3
$1.6
2012
2013
2014

Trade Working Capital

Q2 2013 Working Capital Breakout (1)



$72.2
$82.7
$58.5
Trade A/R $
Net Inventory $
Trade A/P $

Q2 2014 Working Capital Breakout



$63.8
$71.3
$46.2
Trade A/R $
Net Inventory $
Trade A/P $

Historical Working Capital Requirements (1)



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.0%
15.0%
10.0%
5.0%
0.0%
$94.1
$88.3
$95.0
$79.6
$90.9
$96.1
$104.2
$71.3
$104.1
$108.9
$104.4
$82.6
$104.1
$105.1
$88.2
$58.9
$68.9
$69.0
$58.0
$43.2
$55.7
$53.7
Q109
Q309
Q110
Q310
Q111
Q311
Q112
Q312
Q113
Q313
Q114
Trade W/C
Trade W/C % to Sales

Free Cash Flow

QTD Period Ending June 30th ***$ Millions***	***2013 Actual***	***2014 Actual***
Adjusted EBITDA	$17.9	$23.2
Cash Interest Paid	(0.7)	(0.5)
Cash Taxes Paid	(1.0)	(0.4)
Excess Pension Contributions	(2.0)	(3.4)
Change in Trade W/C	(0.1)	2.0
Transaction Fees	(0.2)	-
Other	(6.4)	(2.0)
Cash from Operations	$7.5	$18.9
Capital Expenditures	(6.1)	(8.0)
Free Cash Flow	$1.4	$10.9

Net Debt & Liquidity

$ Millions	***Q12013 Actual***	***Q22013 Actual***	***Q32013 Actual***	***Q42013 Actual***	***Q12014 Actual***	***Q22014 Actual***
Senior Secured Notes	$304.4	$304.7	$304.9	$305.2	$305.4	$305.7
ABL Facility	45.0	45.0	35.0	25.0	35.0	35.0
Gross Debt	$349.4	$349.7	$339.9	$330.2	$340.4	$340.7
Less Cash	31.5	32.9	28.0	33.4	21.6	31.9
Net Debt	$317.9	$316.8	$311.9	$296.8	$318.8	$308.8
Debt to LTM Adjusted EBITDA	*6.1*	*7.1*	*7.2*	*6.3*	*5.6*	*5.0*
Available Liquidity	$64.5	$74.1	$62.4	$63.6	$62.9	$72.0

2014 Outlook

2014 Full Year Guidance

Class 8	280K	to	290K
Class 5-7	210K	to	215K
Trailer	250K	to	260K
Brillion Revenue Growth		Plus 5%	
Net Sales	$675	to	$700
Adjusted EBITDA	$70	to	$80
CAPEX		$25	
Depreciation & Amortization		$43	
Cash Interest Expense		$32	
Cash Taxes		$3	
Cash Pension Funding		$16	
Free Cash Flow			
Cash from Ops minus Capex	$0	to	($5)
Proceeds from Divestitures/Other		$1.1	

Increased revenue by $25 million and Adjusted EBITDA by $10 million

Summary

1. Wheels & Gunite are well poised to regain share and capitalize on the industry recovery
2. Strong focus on growth opportunities
3. Brillion market recovery expected in 2015
4. Emphasis on new product technology
5. ERP launch successfully underway and on-budget

Poised to profitably GROW

Questions

Appendix

Segment Revenue

Net Sales:	Q2			YTD		
$ Millions	**2013**	**2014**	*YOY Growth*	**2013**	**2014**	*YOY Growth*
Wheels	$99.5	$101.2	*1.7%*	$192.6	$193.4	*0.4%*
Gunite	51.2	48.3	*(5.7%)*	90.6	92.3	*1.8%*
Brillion Iron Works	29.3	32.1	*9.7%*	59.7	62.7	*5.0%*
Corporate / Other	-	-	--	-	-	--
Continuing Operations	179.9	181.6	*0.9%*	342.9	348.4	*1.6%*
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	-	-	--	-	-	--
Bostrom Seating	-	-	--	-	-	--
Imperial	31.4	-	--	60.9	-	--
Discontinued Operations	31.4	-	--	60.9	-	--
Consolidated Total	211.3	181.6	*(14.1%)*	403.8	348.4	*(13.7%)*

Segment Operating Income

Operating Income:	Q2			YTD		
$ Millions	2013	2014	YOY Growth	2013	2014	YOY Growth
Wheels	$11.8	$11.9	0.9%	$17.5	$21.6	23.5%
Gunite	3.3	7.2	118.0%	1.5	10.5	580.5%
Brillion Iron Works	1.9	0.5	(73.6%)	2.4	1.8	(27.4%)
Corporate / Other	(11.0)	(7.3)	--	(20.3)	(15.0)	--
Continuing Operations	6.0	12.3	106.5%	1.2	18.9	1524.2%
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	-	-	--	-	-	--
Bostrom Seating	-	-	--	-	-	--
Imperial	(0.3)	(0.0)	--	(1.5)	(0.0)	--
Discontinued Operations	(0.3)	(0.0)	--	(1.5)	(0.0)	--
Consolidated Total	5.7	12.3	115.7%	(0.3)	18.9	--

Segment Adjusted EBITDA

Adjusted EBITDA:	Q2			YTD		
$ Millions	2013	2014	YOY Growth	2013	2014	YOY Growth
Wheels	$20.7	$20.9	1.2%	$36.7	$40.1	9.3%
Gunite	4.6	8.3	81.0%	4.0	12.6	213.6%
Brillion Iron Works	3.3	1.6	(51.2%)	5.0	4.0	(19.8%)
Corporate / Other	(10.8)	(7.6)	--	(19.7)	(15.6)	--
Continuing Operations	17.8	23.2	30.6%	26.0	41.2	58.3%
Fabco Automotive	-	-	--	-	-	--
Brillion Farm	-	-	--	-	-	--
Bostrom Seating	-	-	--	-	-	--
Imperial	0.1	-	--	(0.7)	-	--
Discontinued Operations	0.1	-	--	(0.7)	-	--
Consolidated Total	17.9	23.2	29.8%	25.3	41.2	62.8%

Sales & Adjusted EBITDA



400
350
300
250
200
150
100
50
-
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
Sales
Adjusted EBITDA % To Sales
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313
Q413
Q114
Q214

Net Income to Adj. EBITDA Reconciliation

QTD Period Ending June 30th ***$ Millions***	**2013 Actual**	**2014 Actual**
Net Income	$(5.4)	$5.3
Income Tax Provision (Benefit)	1.5	(1.5)
Net Interest Expense (Income)	9.2	8.5
Depreciation and Amortization	11.0	10.2
EBITDA	$16.2	$22.6
Restructuring, Severance, Other	0.6	-
Other Items	1.1	0.7
Adjusted EBITDA	$17.9	$23.2

We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States ("GAAP"). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

Trade Working Capital

As of June 30th

$ Millions	**2011 Actual**	**2012 Actual**	**2013 Actual**	**2014 Actual**
Accounts Receivable	$113.2	$106.4	$82.7	$71.3
Days Sales Outstanding	*39.4*	*36.2*	*35.3*	*35.9*
Inventory	70.8	82.3	58.5	46.2
Days Inventory Outstanding	*27.2*	*30.4*	*27.1*	*25.9*
Accounts Payable	75.2	83.6	72.2	63.8
Days Payables Outstanding	*28.1*	*31.8*	*33.5*	*35.9*
Net Trade W/C	$108.9	$105.1	$69.0	$53.7
Cash Conversion Cycle Days	*38.5*	*34.9*	*28.8*	*25.9*
Percent to Annualized Sales	*11.0%*	*9.8%*	*8.2%*	*7.4%*
Change from Prior Quarter *Source (Use) of Cash*	$(4.8)	$(1.0)	$(0.1)	$2.0